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                                                                   EXHIBIT 10.16

THIS INSTRUMENT PREPARED BY:                 INSTR # 2001189641
ROBERT O. SAMMONS                            OR BK 04836 PG 1041
FLOYD & SAMMONS, P.A.                        RECORDED 10/30/2001 03:34 PM
1552 Sixth Street                            RICHARD M. WEISS CLERK OF COURT
Winter Haven, FL 33880                       POLK COUNTY
ATTORNEY FOR GRANTOR                         DOC TAX PD(F.S. 201.02)    395.50
                                             DEPUTY CLERK B NORRELL
RETURN TO:
Robert O. Sammons
1552 Sixth Street SE
Winter Haven, FL 33880

         THIS DEED IN LIEU OF FORECLOSURE made the 27 day of October, 2001 by TOHO HOLDINGS, INC., A FLORIDA CORPORATION, hereinafter referred to as grantor whose address is 3650 Cypress Gardens Boulevard, Winter Haven FL 33880, and FIDRA HOLDINGS, INC., A LIMITED PARTNERSHIP FORMED UNDER THE LAWS OF ______________________________, whose federal taxpayer identification number is
(     ) and whose address is Suite 1, West Bay Street, P.O. Box CB-11728, Nassau
Bahamas, hereinafter referred to as grantee:

         WITNESSETH: That the grantor, for and in consideration of the sum of $10.00, receipt of which is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the grantee, all that certain land situate in Polk County Florida, viz:

         Begin at a point 551.9 feet East and 25 feet South of the Northwest Corner of Section 1, Township 29 South, Range 26 East, run South
         89 degrees 39' 30" East along road right-of-way of 540A, 70.1 feet, thence South 140 feet, West 70.1 feet, North 130 feet to the point of beginning; being part of Lots 6 and 7 of Villa Estates Subdivision, according to the plat thereof, recorded in Plat Book 14, page 10 of the Public Records of Polk County, Florida.

         Tax Identification Number: 012926-663500-000061

         This deed was prepared based upon information provided by the grantor. No title insurance or other title assurance was requested or given.

         TOGETHER with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         TO HAVE AND TO HOLD, the same in fee simple forever.

         IN WITNESS WHEREOF, the said grantor has signed and sealed these presents the day and year first above written.

Witnesses as to grantor:

/s/ ROBERT SAMMONS                           Toho Holdings, Inc.
--------------------------------------
    (witness signature) ROBERT SAMMONS

witness print name:

   /s/ Helen Taillefer                       By: /s/ Frank Dolney
--------------------------                      ------------------------
     Helen Taillefer                         Frank Dolney, president

witness print name:

STATE OF FLORIDA
COUNTY OF POLK

The foregoing instrument was acknowledged before me this 29 day of October, 2001 by Frank Dolney, as president of Toho Holdings, Inc. on behalf of the corporation. Frank Dolney is personally known to me or who

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                                                        POLK OR BK 04836 PG 1042

produced a driver's license as identification and who did take an oath.

                                            /s/ Robert O. Sammons
                                            ------------------------------
My Commission Expires:                      Notary Public, state of
                                            Florida, at large
                                            print name:

                                            [STAMP OF ROBERT O. SAMMONS]

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